UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 12, 2023

TOYOTA MOTOR CREDIT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California	1-9961	95-3775816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Headquarters Drive, Plano, TX 75024

(Address of principal executive offices, including zip code)

(469) 486-9300

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Medium-Term Notes, Series B Stated Maturity Date January 11, 2028	TM/28	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Toyota Motor Credit Corporation (the “Company” or “TMCC”) announced today that Scott Cooke has been appointed by the Company’s Board of Directors (the “Board”) to succeed Mark Templin as the Company’s President and Chief Executive Officer, effective January 2, 2024. Mr. Cooke, who joined Toyota in 2003, was named Senior Vice President of TMCC in January 2022 and has served as Director of TMCC since June 2019. He was named as Chief Financial Officer of TMCC in April 2019 and served as a Group Vice President from December 2017 to January 2022. Mr. Cooke has served as Chief Financial Officer of Toyota Financial Services International Corporation (“TFSIC”), the direct parent of TMCC, since June 2019.

Mr. Templin is assuming the title of Chairman of the Board of TMCC. Mr. Templin, who joined Toyota in 1990, will also continue to serve as Director, President and Chief Operating Officer of TFSIC and Director and Group Chief Operating Officer of Toyota Financial Services Corporation, the direct parent of TFSIC and a wholly-owned subsidiary of Toyota Motor Corporation.

James Schofield, 46, will succeed Mr. Cooke as Chief Financial Officer of TMCC. Mr. Schofield joined TMCC in August 2021 as Vice President of Finance, Treasury, Competitiveness, Mergers and Acquisitions and was named Group Vice President in June 2022. Prior to joining TMCC, Mr. Schofield served Lloyds Banking Group as Managing Director from July 2006 to June 2021. Mr. Schofield’s responsibilities at Lloyds included leading a multinational team responsible for advising global corporate and real estate clients on financial risk management, including interest rates, currency, credit, and inflation exposure.

For additional biographical information on Messrs. Cooke and Templin, please see pp. 115 – 117 in our Annual Report on Form 10-K for the fiscal year ended March 31, 2023, which was filed with the Securities and Exchange Commission on June 2, 2023. A copy of the press release relating to these changes is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

99.1	Press release issued December 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: December 13, 2023	By:	/s/ Ellen L. Farrell
Ellen L. Farrell
Group Vice President, Chief Legal, Compliance and Administrative Officer, and Secretary